                                                                      Exhibit 24
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including 6,000,000 shares of Common Stock of the Corporation including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-8 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of March, 1999.

Signature                                Title
---------                                -----


/s/ Ronald C. Cambre                     Chairman, President and
------------------------------           Chief Executive Officer and Director
Ronald C. Cambre                         (Principal Executive Officer)



/s/ James T. Curry, Jr.                  Director
------------------------------
James T. Curry, Jr.


/s/ Joseph P. Flannery                   Director
------------------------------
Joseph P. Flannery


/s/ Leo I. Higdon, Jr.                   Director
------------------------------
Leo I. Higdon, Jr.


/s/ Thomas A. Holmes                     Director
------------------------------
Thomas A. Holmes

/s/ Robert J. Miller                     Director
------------------------------
Robert J. Miller


/s/ George B. Munroe                     Director
------------------------------
George B. Munroe


/s/ Robin A. Plumbridge                  Director
------------------------------
Robin A. Plumbridge


/s/ Robert H. Quenon                     Director
------------------------------
Robert H. Quenon


/s/ Michael K. Reilly                    Director
------------------------------
Michael K. Reilly


/s/ Jean Head Sisco                      Director
------------------------------
Jean Head Sisco


/s/ James V. Taranik                     Director
------------------------------
James V. Taranik


/s/ Willliam I. M. Turner, Jr.           Director
------------------------------
William I. M. Turner, Jr.


/s/ Wayne W. Murdy                       Executive Vice President
------------------------------           and Chief Financial Officer
Wayne W. Murdy                           (Principal Financial Officer)


/s/ Linda K. Wheeler                     Vice President and Controller
------------------------------           (Principal Accounting Officer)
Linda K. Wheeler